UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2011

SKYSHOP LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52137	27-0005846
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

7805 NW 15th Street, Miami, Florida 33126

(Address of Principal Executive Offices)

(305) 599-1812

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 15, 2011, SkyShop Logistics, Inc. (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”).  The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1:	Each of the nominees for election as Class III directors to the Board of Directors were elected to serve until the annual meeting of stockholders in 2014:

Nominee Name	Votes For	Votes Against	Broker Non-Votes

Albert P. Hernandez	74,474,775	0	3,729,861
A.J. Hernandez	74,474,675	100	3,729,861

Proposal 2:	Ratification of Morrison, Brown, Argiz & Farra, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, was approved by the following vote:

Votes For	Votes Against	Abstentions

77,804,636	0	400,000

There were 126,844,223 shares of common stock of the Company outstanding as of May 20, 2011, the record date for the Annual Meeting.  A quorum was present at the Annual Meeting.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYSHOP LOGISTICS, INC.
Registrant

Dated: August 15, 2011	/s/ Albert P. Hernandez
Albert P. Hernandez,
Chief Executive Officer

3